Exhibit 99.1

IX Acquisition Corp. Announces Increase in Contribution Amount in Connection with its Proposed Extension

LONDON, Dec. 5, 2023 (GLOBE NEWSWIRE) -- IX Acquisition Corp. (NASDAQ: IXAQ) (the “Company”), a blank check company incorporated as a Cayman Islands exempted company, today announced that it has filed a supplement (“Supplement”) to its definitive proxy statement (the “Proxy Statement”) with the US Securities and Exchange Commission (the “SEC”) on November 24, 2023, in connection with an extraordinary general meeting in lieu of an annual general meeting of the shareholders (“Meeting”) to consider and vote on certain proposals, including an extension of the date by which the Company has to complete a business combination from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024 (the “Second Extension”). The Supplement provides that the monthly loan amount that IX Acquisition Sponsor LLC (the “Sponsor”) will contribute to the Company’s trust account if the Second Extension is approved will increase from $0.015 to $0.025 for each public share that is not redeemed while retaining the $50,000 maximum monthly amount to be contributed by the Sponsor (each such monthly loan, a “Contribution”). The Company’s shareholders previously approved an extension of the time the Company has to consummate a business combination from April 12, 2023 to May 12, 2023, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such deadline in one-month increments up to eleven additional times, until April 12, 2024 (the “First Extension”).

The Contributions will be placed in the Company's trust account with Morgan Stanley. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended, on November 13, 2023, the Company instructed the trustee of the trust account to liquidate the investments held in the trust account and instead to hold the funds in the trust account in an interest-bearing demand deposit account, which is currently expected to earn approximately 4.5% interest. If the Second Extension is approved, the Contributions for December 12, 2023 to April 12, 2024 could be less than the per share amount holders of the public shares would receive in connection with the First Extension from December 12, 2023 to April 12, 2024 if the Second Extension is not approved.

Because the Company is domiciled in the Cayman Islands, any redemption of its ordinary shares would not be subject to the excise tax established by the Inflation Reduction Act of 2022 (the “Excise Tax”). If the Company were to become subject to the Excise Tax in the future, whether in connection with the consummation of a business combination with a U.S. company (including if the Company were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent the Company would be subject to the Excise Tax on a redemption of its ordinary shares would depend on a number of factors.  If the Company were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the trust account) to the holder of the public shares in connection with a redemption of the Company’s shares are not expected to be reduced by any Excise Tax imposed on the Company.

The Meeting will be held in person at 12:00 p.m. Eastern Time on December 11, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. The Company encourages its shareholders to vote in favor of the Second Extension and each other proposal described in the Proxy Statement.

The Company's shareholders of record at the close of business on the record date, November 8, 2023, are entitled to vote the ordinary shares owned by them at the Meeting. Every shareholder's vote is very important, regardless of the number of shares held, and the Company requests the prompt submission of votes.

Shareholders may vote online at https://www.cstproxy.com/ixacq/2023 by following the instructions on their provided proxy card. If the shares are held in an account at a brokerage firm or bank, shareholders must instruct their respective broker or bank how to vote the shares, or the shareholders may cast their vote online at www.cstproxyvote.com by obtaining a proxy from the respective brokerage firm or bank.

About IX Acquisition Corp.

IX Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, please visit https://www.ixacq.com.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement and the Supplement, as well as other documents filed by the Company with the SEC, because these documents contain important information about the Company and the Second Extension. The Proxy Statement is being mailed to shareholders of the Company as of a record date of November 8, 2023, on or about November 27, 2023. Shareholders may obtain copies of the Proxy Statement and the Supplement, without charge, at the SEC's website at www.sec.gov or by directing a request to: https://www.ixacq.com.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company's shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company's directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Second Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, to which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Second Extension, the Company’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and 2022 under Part I. Item IA. “Risk Factors,” the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended  March 31, 2022, September 30, 2022, March 31, 2023 and September 30, 2023 under Part II. Item IA. “Risk Factors”, the Proxy Statement under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.